AXP(R)
     Equity
         Select
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Equity Select Fund seeks to provide shareholders with growth of capital.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

CONTENTS

From the Chairman                                        2

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers with Portfolio Management            7

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements                                    13

Notes to Financial Statements                           16

Independent Auditors' Report                            24

Board Members and Officers                              25

Results of Meeting of Shareholders                      28

(photo of) Arne H. Carlson

From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                         Duncan Evered
Tenure/since                                                       2/00
Years in industry                                                    18

FUND OBJECTIVE

For investors seeking growth of capital.

Inception dates
A: 6/4/57         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INVPX          B: IDQBX          C: AESCX         Y: IESYX

Total net assets                                         $1.611 billion

Number of holdings                                     approximately 70

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
                           LARGE
                    X      MEDIUM  SIZE
                           SMALL

TOP FIVE SECTORS

Percentage of portfolio assets

Health care                                                        12.9%
Retail                                                             11.2
Computers & office equipment                                        9.0
Health care services                                                8.4
Electronics                                                         8.4

TOP TEN HOLDINGS

Percentage of portfolio assets

Whole Foods Market                                                  5.0%
Williams-Sonoma                                                     4.4
Sigma-Aldrich                                                       3.4
Fiserv                                                              3.2
Cintas                                                              2.8
Biomet                                                              2.7
Microchip Technology                                                2.7
Fastenal                                                            2.7
Murphy Oil                                                          2.7
Maxim Integrated Products                                           2.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

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6 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q:  How did the Fund perform for the one-year period ended Nov. 30, 2002?

A: The Fund's Class A shares, excluding sales charges, returned -6.07% for the period, significantly outperforming its comparative indices. The Russell MidCap(R) Growth Index returned -19.80% and the Lipper Mid-Cap Growth Funds Index returned -20.68% for the same time period.

Q:  What factors most significantly impacted performance?

A: While the absolute performance of the Fund was negative for the period, reflecting the current, difficult environment for stocks, the Fund has significantly outperformed its benchmark. The strongest contribution to Fund performance was our successful stock selection, most notably in the healthcare, consumer staples and technology sectors. Our overweight in consumer staples and underweight position in technology also contributed positively.

    On the negative side, our modest underweight in communication services had a slightly negative effect on the portfolio. Overall, a weak environment for stocks at large presented volatile and extremely challenging conditions.

Q:  What changes did you make this period, and why?

A: There have been no significant changes in the portfolio, reflecting the Fund's low turnover approach. Over the 12-month period, 11 new names were added and 20 were eliminated, resulting in a portfolio of approximately 70 holdings as of Nov. 30, 2002. New positions were initiated in the healthcare, retail and distribution areas to take advantage of opportunities.

(bar graph)
                   PERFORMANCE COMPARISON
              For the year ended Nov. 30, 2002
  0%

 -5%
           (bar 1)
-10%       -6.07%

-15%
                        (bar 2)
-20%                    -19.80%      (bar 3)
                                     -20.68%
-25%

(bar 1) AXP Equity Select Fund Class A (excluding sales charge)

(bar 2) Russell MidCap(R)Growth Index (unmanaged)

(bar 3) Lipper Mid-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Questions & Answers

(begin callout quote) > The Fund is positioned to capture the recovery by remaining invested in the leading mid-cap growth companies for the long-term. (end callout quote)

    Eliminations were made in the technology and healthcare areas, primarily for fundamental reasons. Additionally, several consumer holdings made large contributions to the Fund's performance and were selectively trimmed for valuation reasons.

Q:  What market conditions affected the portfolio?

A: The equity markets are finishing their third down year, which has not happened since 1939-1941. In this environment, small- and mid-cap stocks have historically performed better than large-cap stocks, and value stocks have done better than growth stocks. The Fund is a mid-cap growth fund, advantaged by the average size of its holdings, but hurt by its growth orientation. Nonetheless, it has outperformed its peer group for the one-year period ended Nov. 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS

as of Nov. 30, 2002

                                Class A                   Class B                   Class C                    Class Y
(Inception dates)              (6/4/57)                  (3/20/95)                 (6/26/00)                  (3/20/95)
                         NAV(1)       POP(2)         NAV(1)   After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)      POP(5)
1 year                   -6.07%      -11.46%        -6.81%      -10.54%       -6.81%       -6.81%       -5.94%       -5.94%
5 years                  +3.86%       +2.63%        +3.06%       +2.96%         N/A          N/A        +3.98%       +3.98%
10 years                +10.18%       +9.53%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A        +10.72%      +10.72%      -12.67%      -12.67%      +11.70%      +11.70%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Questions & Answers

Q:  What is your outlook for this Fund?

A: There are reasons to be optimistic about mid-cap growth investing. First of all, mid-cap companies are generally past their early infrastructure start-up phase, but are not fully or widely recognized in the market. In general, the mid-cap segment of the market has suffered less from the fallout of the corporate governance concerns that still shadow large-cap companies because their balance sheets and management structures are less complicated and more transparent than those of many large companies. We're optimistic about this segment of the equity market, which has been able to avoid some of the difficulties plaguing large-cap companies.

    Secondly, over the last two and a half years small- and mid-cap stocks outperformed their larger peers, and value outperformed growth. In the third quarter of the year, there has been evidence of a reversal in the latter. Across all market capitializations, growth, for the first time in two and a half years, beat value.

    Finally, there are studies that show small- and mid-cap companies perform better than large-cap companies coming out of a recession. While there is no assurance that history will repeat itself, there is data to document the small- and mid-cap effect.

    In conclusion, we feel the Fund is positioned to capture the recovery by remaining invested in the leading mid-cap growth companies for the long-term. There are no major changes planned for the Fund; we continue to actively monitor current holdings and look for new opportunities.

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9 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Equity Select Fund Class A shares (from 12/1/92 to 11/30/02) as compared to the performance of two widely cited performance indices, Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP EQUITY SELECT FUND

$35,000

$30,000

$25,000         (solid line) AXP Equity Select Fund Class A

$20,000         (dotted line) Russell MidCap(R) Growth Index(1)

$15,000         (dashed line) Lipper Mid-Cap Growth Funds Index(2)

$10,000

 $5,000

         '92    '93   '94    '95    '96   '97    '98   '99    '00    '01   '02

(solid line) AXP Equity Select Fund Class A  $24,851

(dotted line) Russell MidCap(R) Growth Index(1)  $20,761

(dashed line) Lipper Mid-Cap Growth Funds Index(2)  $20,343

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

             Average Annual Total Returns
    Class A with Sales Charge as of Nov. 30, 2002
1 year                                            -11.46%
5 years                                            +2.63%
10 years                                           +9.53%
Since inception                                      N/A

Results for other share classes can be found on page 8.

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10 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Investments in Securities

AXP Equity Select Fund
Nov. 30, 2002

(Percentages represent value of investments compared to net assets)

Common stocks (97.1%)
Issuer                                                Shares            Value(a)

Airlines (0.1%)
SkyWest                                              105,403          $1,434,535

Chemicals (3.4%)
Sigma-Aldrich                                      1,100,000          55,275,000

Computer software & services (7.5%)
Advent Software                                      150,000(b)        2,502,000
BMC Software                                       2,243,900(b)       40,165,810
Intuit                                               700,000(b)       37,758,000
SunGard Data Systems                               1,700,000(b)       39,729,000
Total                                                                120,154,810

Computers & office equipment (9.0%)
Acxiom                                             1,400,000(b)       21,490,000
Dendrite Intl                                      1,400,000(b)        8,246,000
DST Systems                                          350,000(b)       13,282,500
Fair, Isaac & Co                                     900,000          39,420,000
Fiserv                                             1,500,000(b)       50,880,000
Manugistics Group                                  1,000,000(b)        3,960,000
McData Cl B                                        1,000,000(b)        8,730,000
Total                                                                146,008,500

Electronics (8.4%)
American Power Conversion                          1,514,700(b)       24,386,670
Maxim Integrated Products                          1,000,000          42,080,000
Microchip Technology                               1,500,000          43,140,000
Novellus Systems                                     700,000(b)       25,403,000
Total                                                                135,009,670

Energy (6.6%)
Apache                                               300,000          16,164,000
Murphy Oil                                           500,000          42,870,000
Newfield Exploration                                 500,000(b)       18,085,000
Pogo Producing                                       800,000          28,520,000
Total                                                                105,639,000

Energy equipment & services (1.5%)
ENSCO Intl                                           550,000          15,389,000
Tidewater                                            275,000           8,505,750
Total                                                                 23,894,750

Financial services (5.7%)
Investors Financial Services                         800,000          27,984,000
Legg Mason                                           600,000          31,008,000
Paychex                                            1,100,000          32,131,000
Total                                                                 91,123,000

Food (0.7%)
Performance Food Group                               300,000(b)       10,560,000

Health care (12.8%)
Amgen                                                400,000(b)       18,880,000
Apogent Technologies                                 800,000(b)       16,048,000
Applera-Applied Biosystems Group                     800,000          17,488,000
Biogen                                               500,000(b)       22,075,000
Biomet                                             1,600,000          44,000,000
Diagnostic Products                                  750,000          27,210,000
IDEC Pharmaceuticals                                 400,000(b)       13,216,000
Invitrogen                                           400,000(b)       11,204,000
MedImmune                                            600,000(b)       15,852,000
Techne                                               700,000(b)       21,630,000
Total                                                                207,603,000

Health care services (8.4%)
AmerisourceBergen                                    300,000          17,406,000
Express Scripts Cl A                                 575,000(b)       29,095,000
First Health Group                                   550,000(b)       13,123,000
Health Management Associates Cl A                  2,050,000          35,936,500
Lincare Holdings                                     950,000(b)       31,084,000
Tenet Healthcare                                     500,000(b)        9,225,000
Total                                                                135,869,500

Industrial equipment & services (5.5%)
Cintas                                               900,000          45,270,000
Fastenal                                           1,200,000          42,876,000
Total                                                                 88,146,000

Insurance (0.5%)
Platinum Underwriters Holdings                       300,000(b,c)      7,710,000

See accompanying notes to investments in securities.

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11 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Media (4.8%)
Catalina Marketing                                   800,000(b)      $16,440,000
Univision Communications Cl A                        800,000(b)       25,712,000
Westwood One                                         900,000(b)       34,983,000
Total                                                                 77,135,000

Metals (1.1%)
Martin Marietta Materials                            550,000          17,336,000

Multi-industry conglomerates (3.5%)
Danaher                                              400,000          25,136,000
DeVry                                                700,000(b)       11,662,000
Robert Half Intl                                   1,000,000(b)       19,650,000
Total                                                                 56,448,000

Restaurants & lodging (6.5%)
Brinker Intl                                       1,300,000(b)       38,740,000
CBRL Group                                           200,000           5,452,000
Cheesecake Factory (The)                           1,100,000(b)       39,226,000
Starbucks                                            950,000(b)       20,548,500
Total                                                                103,966,500

Retail (11.1%)
99 Cents Only Stores                               1,000,000(b)       27,970,000
Whole Foods Market                                 1,533,000(b)       81,478,950
Williams-Sonoma                                    2,700,000(b)       71,118,000
Total                                                                180,566,950

Total common stocks
(Cost: $1,552,423,427)                                            $1,563,880,215

Short-term securities (3.1%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (2.3%)
Federal Home Loan Bank Disc Nt
     01-08-03              1.68%                  $2,500,000          $2,496,859
Federal Home Loan Mtge Corp Disc Nt
     01-17-03              1.24                    4,300,000           4,292,919
Federal Natl Mtge Assn Disc Nts
     12-16-02              1.69                    7,600,000           7,593,935
     12-18-02              1.69                    8,800,000           8,792,671
     02-19-03              1.26                    9,000,000           8,975,708
     02-26-03              1.27                    5,000,000           4,985,310
Total                                                                 37,137,402

Commercial paper (0.8%)
Cargill
     02-18-03              1.32                    3,400,000(d)        3,388,219
Preferred Receivables Funding
     01-09-03              1.34                      700,000(d)          698,932
UBS Finance (Delaware)
     12-02-02              1.34                    8,600,000           8,599,040
Total                                                                 12,686,191

Total short-term securities
(Cost: $49,822,666)                                                  $49,823,593

Total investments in securities
(Cost: $1,602,246,093)(e)                                         $1,613,703,808

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2002, the value of foreign securities represented 0.5% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At Nov. 30, 2002, the cost of securities for federal income tax purposes was $1,626,368,051 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 209,847,737
     Unrealized depreciation                                      (222,511,980)
                                                                  ------------
     Net unrealized depreciation                                 $ (12,664,243)
                                                                 -------------

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12 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund

Nov. 30, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,602,246,093)                                                                  $1,613,703,808
Capital shares receivable                                                                                   536,336
Dividends and accrued interest receivable                                                                   468,000
Receivable for investment securities sold                                                                   863,531
U.S. government securities held as collateral (Note 5)                                                      236,629
                                                                                                            -------
Total assets                                                                                          1,615,808,304
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                            94,278
Capital shares payable                                                                                       74,179
Payable for investment securities purchased                                                               3,628,610
Payable upon return of securities loaned (Note 5)                                                           368,629
Accrued investment management services fee                                                                   52,517
Accrued distribution fee                                                                                     34,097
Accrued service fee                                                                                             703
Accrued transfer agency fee                                                                                  21,273
Accrued administrative services fee                                                                           4,277
Other accrued expenses                                                                                      271,821
                                                                                                            -------
Total liabilities                                                                                         4,550,384
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $1,611,257,920
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,622,783
Additional paid-in capital                                                                            1,843,084,012
Accumulated net realized gain (loss) (Note 7)                                                          (244,906,590)
Unrealized appreciation (depreciation) on investments                                                    11,457,715
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,611,257,920
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,154,859,106
                                                            Class B                                  $  321,451,737
                                                            Class C                                  $    7,813,748
                                                            Class Y                                  $  127,133,329
Net asset value per share of outstanding capital stock:     Class A shares        114,838,011        $        10.06
                                                            Class B shares         34,065,482        $         9.44
                                                            Class C shares            828,053        $         9.44
                                                            Class Y shares         12,546,739        $        10.13
                                                                                   ----------        --------------
*Including securities on loan, at value (Note 5)                                                     $      302,160
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Equity Select Fund

Year ended Nov. 30, 2002
Investment income
Income:
Dividends                                                                           $   3,754,375
Interest                                                                                  953,308
                                                                                          -------
Total income                                                                            4,707,683
                                                                                        ---------
Expenses (Note 2):
Investment management services fee                                                     11,492,378
Distribution fee
   Class A                                                                              2,996,233
   Class B                                                                              3,104,793
   Class C                                                                                 60,243
Transfer agency fee                                                                     3,241,729
Incremental transfer agency fee
   Class A                                                                                171,079
   Class B                                                                                128,433
   Class C                                                                                  3,568
Service fee -- Class Y                                                                    111,521
Administrative services fees and expenses                                                 805,649
Compensation of board members                                                              18,663
Custodian fees                                                                            112,237
Printing and postage                                                                      240,702
Registration fees                                                                         129,452
Audit fees                                                                                 28,500
Other                                                                                      19,999
                                                                                           ------
Total expenses                                                                         22,665,179
   Earnings credits on cash balances (Note 2)                                             (22,330)
                                                                                          -------
Total net expenses                                                                     22,642,849
                                                                                       ----------
Investment income (loss) -- net                                                       (17,935,166)
                                                                                      -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                            (87,901,773)
Net change in unrealized appreciation (depreciation) on investments                    (6,762,737)
                                                                                       ----------
Net gain (loss) on investments                                                        (94,664,510)
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations                     $(112,599,676)
                                                                                    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Equity Select Fund

Year ended Nov. 30,                                                                 2002                  2001
Operations and distributions
Investment income (loss) -- net                                                $  (17,935,166)       $  (15,326,744)
Net gain (loss) on investments                                                    (87,901,773)         (150,328,640)
Net change in unrealized appreciation (depreciation) on investments                (6,762,737)          (67,420,296)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                  (112,599,676)         (233,075,680)
                                                                                 ------------          ------------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                               --          (353,566,843)
     Class B                                                                               --           (70,206,527)
     Class C                                                                               --              (424,406)
     Class Y                                                                               --           (19,804,936)
   Tax return of capital
     Class A                                                                          (27,201)                   --
     Class B                                                                           (6,736)                   --
     Class C                                                                             (101)                   --
     Class Y                                                                           (2,013)                   --
                                                                                      -------          ------------
Total distributions                                                                   (36,051)         (444,002,712)
                                                                                      -------          ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        714,469,660           777,444,688
   Class B shares                                                                 134,172,019           114,207,094
   Class C shares                                                                   5,101,134             3,795,745
   Class Y shares                                                                  92,859,892            60,201,226
Reinvestment of distributions at net asset value
   Class A shares                                                                      25,731           328,571,407
   Class B shares                                                                       6,645            69,162,165
   Class C shares                                                                          99               419,928
   Class Y shares                                                                       1,809            19,804,936
Payments for redemptions
   Class A shares                                                                (721,625,224)         (791,602,986)
   Class B shares (Note 2)                                                        (77,547,218)          (61,839,243)
   Class C shares (Note 2)                                                         (1,179,627)             (677,972)
   Class Y shares                                                                 (50,320,992)          (38,516,685)
                                                                                  -----------           -----------
Increase (decrease) in net assets from capital share transactions                  95,963,928           480,970,303
                                                                                   ----------           -----------
Total increase (decrease) in net assets                                           (16,671,799)         (196,108,089)
Net assets at beginning of year                                                 1,627,929,719         1,824,037,808
                                                                                -------------         -------------
Net assets at end of year                                                      $1,611,257,920        $1,627,929,719
                                                                               ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Equity Select Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Equity Series, Inc. (formerly AXP Equity Select Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Equity Series Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in medium-sized companies and also may invest in small- and large-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
17 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $17,935,166 resulting in a net reclassification adjustment to decrease paid-in capital by $17,935,166.

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                     2002                        2001

Class A
Distributions paid from:
     Ordinary income                 $    --                   $         --
     Long-term capital gain               --                    353,566,843
     Tax return of capital            27,201                             --

Class B
Distributions paid from:
     Ordinary income                      --                             --
     Long-term capital gain               --                     70,206,527
     Tax return of capital             6,736                             --

Class C
Distributions paid from:
     Ordinary income                      --                             --
     Long-term capital gain               --                        424,406
     Tax return of capital               101                             --

Class Y
Distributions paid from:
     Ordinary income                      --                             --
     Long-term capital gain               --                     19,804,936
     Tax return of capital             2,013                             --

As of Nov. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $          --
Accumulated gain (loss)                                       $(220,784,632)
Unrealized appreciation (depreciation)                        $ (12,664,243)

--------------------------------------------------------------------------------
18 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. Prior to January 2002, the index used in calculating the adjustment was the Lipper Multi-Cap Growth Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $1,890,585 for the year ended Nov. 30, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00

o   Class B $20.00

o   Class C $19.50

o   Class Y $17.00

--------------------------------------------------------------------------------
19 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,385,293 for Class A, $289,749 for Class B and $2,998 for Class C for the year ended Nov. 30, 2002.

During the year ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $22,330 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $296,527,125 and $230,680,748, respectively, for the year ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $56,544 for the year ended Nov. 30, 2002.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Nov. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       66,234,138        13,593,981          520,613         8,850,991
Issued for reinvested distributions             2,298               632                9               161
Redeemed                                  (67,295,534)       (8,210,463)        (125,231)       (4,865,401)
                                          -----------        ----------         --------        ----------
Net increase (decrease)                    (1,059,098)        5,384,150          395,391         3,985,751
                                           ----------         ---------          -------         ---------

                                                               Year ended Nov. 30, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                       69,408,181        10,670,843          359,025         5,359,412
Issued for reinvested distributions        27,657,498         6,109,727           37,096         1,660,095
Redeemed                                  (70,598,109)       (5,791,513)         (63,351)       (3,387,838)
                                          -----------        ----------          -------        ----------
Net increase (decrease)                    26,467,570        10,989,057          332,770         3,631,669
                                           ----------        ----------          -------         ---------

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2002, securities valued at $302,160 were on loan to brokers. For collateral, the Fund received $132,000 in cash and U.S. government securities valued at $236,629. Income from securities lending amounted to $13,179 for the year ended Nov. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
20 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50 % or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Nov. 30, 2002.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $220,784,632 as of Nov. 30, 2002, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $10.71       $16.35       $16.90       $14.59       $15.76
Income from investment operations:
Net investment income (loss)                                       (.10)        (.09)        (.09)        (.04)         .03
Net gains (losses) (both realized and unrealized)                  (.55)       (1.57)         .83         3.87         1.29
Total from investment operations                                   (.65)       (1.66)         .74         3.83         1.32
Less distributions:
Dividends from net investment income                                 --           --           --           --         (.03)
Distributions from realized gains                                    --        (3.98)       (1.29)       (1.51)       (2.46)
Excess distributions from net investment income                      --           --           --         (.01)          --
Total distributions                                                  --        (3.98)       (1.29)       (1.52)       (2.49)
Net asset value, end of period                                   $10.06       $10.71       $16.35       $16.90       $14.59

Ratios/supplemental data
Net assets, end of period (in millions)                          $1,155       $1,241       $1,462       $1,318       $1,044
Ratio of expenses to average daily net assets(c)                  1.25%        1.16%         .95%         .93%         .82%
Ratio of net investment income (loss)
to average daily net assets                                       (.96%)       (.80%)       (.50%)       (.26%)        .24%
Portfolio turnover rate (excluding short-term securities)           15%          57%         106%          78%          80%
Total return(e)                                                  (6.07%)     (12.53%)       3.93%       28.70%        9.96%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
21 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $10.13       $15.78       $16.46       $14.34       $15.60
Income from investment operations:
Net investment income (loss)                                       (.16)        (.16)        (.18)        (.12)        (.01)
Net gains (losses) (both realized and unrealized)                  (.53)       (1.51)         .79         3.75         1.21
Total from investment operations                                   (.69)       (1.67)         .61         3.63         1.20
Less distributions:
Distributions from realized gains                                    --        (3.98)       (1.29)       (1.51)       (2.46)
Net asset value, end of period                                    $9.44       $10.13       $15.78       $16.46       $14.34

Ratios/supplemental data
Net assets, end of period (in millions)                            $321         $290         $279         $151          $80
Ratio of expenses to average daily net assets(c)                  2.03%        1.93%        1.72%        1.71%        1.58%
Ratio of net investment income (loss)
to average daily net assets                                      (1.74%)      (1.58%)      (1.27%)      (1.04%)       (.52%)
Portfolio turnover rate (excluding short-term securities)           15%          57%         106%          78%          80%
Total return(e)                                                  (6.81%)     (13.22%)       3.19%       27.69%        9.12%

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001       2000(b)
Net asset value, beginning of period                             $10.13       $15.78       $17.74
Income from investment operations:
Net investment income (loss)                                       (.16)        (.13)        (.08)
Net gains (losses) (both realized and unrealized)                  (.53)       (1.54)       (1.88)
Total from investment operations                                   (.69)       (1.67)       (1.96)
Less distributions:
Distributions from realized gains                                    --        (3.98)          --
Net asset value, end of period                                   $ 9.44       $10.13       $15.78

Ratios/supplemental data
Net assets, end of period (in millions)                              $8           $4           $2
Ratio of expenses to average daily net assets(c)                  2.06%        1.97%        1.72%(d)
Ratio of net investment income (loss)
to average daily net assets                                      (1.76%)      (1.62%)      (1.35%)(d)
Portfolio turnover rate (excluding short-term securities)           15%          57%         106%
Total return(e)                                                  (6.81%)     (13.22%)     (11.05%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                             $10.77       $16.41       $16.94       $14.60       $15.77
Income from investment operations:
Net investment income (loss)                                       (.08)        (.07)        (.05)        (.01)         .04
Net gains (losses) (both realized and unrealized)                  (.56)       (1.59)         .81         3.87         1.29
Total from investment operations                                   (.64)       (1.66)         .76         3.86         1.33
Less distributions:
Dividends from net investment income                                 --           --           --           --         (.04)
Distributions from realized gains                                    --        (3.98)       (1.29)       (1.51)       (2.46)
Excess distributions from net investment income                      --           --           --         (.01)          --
Total distributions                                                  --        (3.98)       (1.29)       (1.52)       (2.50)
Net asset value, end of period                                   $10.13       $10.77       $16.41       $16.94       $14.60

Ratios/supplemental data
Net assets, end of period (in millions)                            $127          $92          $81           $4          $--
Ratio of expenses to average daily net assets(c)                  1.10%        1.00%         .82%         .85%         .75%
Ratio of net investment income (loss)
to average daily net assets                                       (.80%)       (.65%)       (.33%)       (.21%)        .31%
Portfolio turnover rate (excluding short-term securities)           15%          57%         106%          78%          80%
Total return(e)                                                  (5.94%)     (12.46%)       4.05%       28.90%       10.03%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
23 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP EQUITY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Select Fund (a series of AXP Equity Series, Inc.) as of November 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2002, and the financial highlights for each of the years in the five-year period ended November 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Equity Select Fund as of November 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 10, 2003

--------------------------------------------------------------------------------
24 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Born in 1937                                                          construction) since 1998.   materials/chemicals)
                                                                      Former President and CEO,
                                                                      Shell Oil Company
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall 183                        Board member since 2001        Private investor;           Imagistics International,
Long Close Road                                                       formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
25 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
901 S. Marquette Ave.                                                 Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
901 S. Marquette Ave.                                                 Biotech since 2000.         Corporation
Minneapolis, MN 55402                                                 Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

 *** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
26 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
Address,                               length of service              during past five years
Age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
Address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
27 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP EQUITY SELECT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson           93,052,759.166                4,713,282.740
Philip J. Carroll, Jr.    93,442,090.005                4,323,951.901
Livio D. DeSimone         93,230,248.001                4,535,793.905
Barbara H. Fraser         93,469,483.689                4,296,558.217
Ira D. Hall               93,359,457.905                4,406,584.001
Heinz F. Hutter           93,179,764.862                4,586,277.044
Anne P. Jones             93,345,016.019                4,421,025.887
Stephen R. Lewis, Jr.     93,548,826.747                4,217,215.159
Alan G. Quasha            93,421,974.213                4,344,067.693
Stephen W. Roszell        93,505,364.033                4,260,677.873
Alan K. Simpson           92,919,046.450                4,846,995.456
Alison Taunton-Rigby      93,399,653.168                4,366,388.738
William F. Truscott       93,521,206.106                4,244,835.800

--------------------------------------------------------------------------------
28 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  79,452,541.477          10,535,307.333       3,326,218.096     4,451,975.000

2(b). To change the name of the corporation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  85,426,203.051           8,686,915.183       3,652,923.672         0.000

Proposal 3

To approve a policy authorizing American Express Financial Corporation, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  80,708,639.338           9,478,336.128       3,127,091.440     4,451,975.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  79,798,435.469           9,249,759.882       4,265,871.555     4,451,975.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
29 -- AXP EQUITY SELECT FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (1/03)

AXP Equity Select Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6426 W (1/03)